FVIT P1 03/22

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SUPPLEMENT DATED MARCH 18, 2022

TO THE PROSPECTUS DATED MARCH 1, 2022

OF

FRANKLIN MUTUAL U.S. VALUE FUND

(a series of Franklin Value Investors Trust)

The prospectus is amended as follows:

I.  The following is added as the first paragraph under “Fund Summaries – Franklin Mutual U.S. Value Fund:”

The Board of Trustees of the Trust recently approved changes to the Fund’s name, 80% investment policy and benchmark. Effective on or about June 1, 2022, the Fund will be named Franklin Mutual U.S. Mid Cap Value Fund, and, under normal market conditions, the Fund will invest at least 80% of its net assets in securities of U.S. mid cap companies. The Fund’s definition of “mid cap” companies for purposes of its 80% investment policy will include companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index at the time of purchase. In connection with the change in the Fund’s 80% investment policy, the Fund’s primary benchmark will be changed to the Russell MidCap® Value Index.

II.  The following is added as the first paragraph under “Fund Details – Franklin Mutual U.S. Value Fund:”

The Board of Trustees of the Trust recently approved changes to the Fund’s name, 80% investment policy and benchmark. Effective on or about June 1, 2022, the Fund will be named Franklin Mutual U.S. Mid Cap Value Fund, and, under normal market conditions, the Fund will invest at least 80% of its net assets in securities of U.S. mid cap companies. The Fund’s definition of “mid cap” companies for purposes of its 80% investment policy will include companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index at the time of purchase. In connection with the change in the Fund’s 80% investment policy, the Fund’s primary benchmark will be changed to the Russell MidCap® Value Index.

Please keep this supplement with your prospectus for future reference.